UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     October 25, 2004
                                                 -------------------------------

First Real Estate Investment Trust of New Jersey
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)



        New Jersey                    2-27018                  22-1697095
 ---------------------------       ---------------         ------------------
(State or other jurisdiction      (Commission File           (IRS Employer
   of incorporation)                  Number)              Identification No.)




  505 Main Street, Hackensack, NJ                                       07601
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



                                 (201) 488-6400
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. Below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (C) under the Exchange Act (17 CFR 240.13e-4(C))

Item 8.01 Other Events

DIVIDEND ANNOUNCEMENT

HACKENSACK, NJ, October 25, 2004 - First Real Estate Investment Trust ("FREIT") announced that its fourth quarter dividend for fiscal year ending October 31, 2004 will be $ .50 per share, payable on December 14, 2004, to shareholders of record on December 1, 2004. Additionally, FREIT announced that, beginning in the first fiscal quarter of 2005, it is increasing its fixed quarterly to $ .25 per share from $ .20 per share.


The $ .50 per share dividend payable for the fourth quarter raises dividends for the fiscal year ended October 31, 2004 to $1.10 per share compared to $ .90 per share for fiscal 2003 (adjusted for the 2-for-1 stock split), an increase of 22%

It is FREIT's policy to pay fixed quarterly dividends for the first three quarters of its fiscal year. The final fourth quarter dividend is based on the fiscal year's net income, taxable income, and funds from operations.




Disclosure Concerning Forward-Looking Statements
------------------------------------------------
Certain Statements in this Form 8-K may contain information that is, or anticipate certain events that are, forward-looking within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Registrant cautions readers that forward-looking statements, including, without limitation, those relating to the Registrant's liquidity and capital resources, are subject to certain risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors, including without limitation, the Registrant's future financial performance; the availability of capital; general market conditions; national and local economic conditions; particularly long-term interest rates; the terms of federal, state and local governmental regulations that affect the Registrant; and the competitive environment in which the Registrant operates, including the availability of retail space and residential apartment units in the areas where the Registrant's properties are located. In addition, the Registrant's continued qualification as a real estate investment trust involves the application of highly technical and complex rules of the Internal Revenue Code. The forward-looking statements are made as of the date of this Form 8-K and the Registrant assumes no obligation to update the forward-looking statements or to update the reasons actual results could differ from those projected in such forward-looking statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
------------------------------------------------
(Registrant)



                                                   By:  /s/ Robert S. Hekemian
                                                        ----------------------
                                                        Robert S. Hekemian
                                                        Chairman of the Board
 October 25, 2004
-----------------
(Dated)